SUPPLEMENT TO THE PROSPECTUS
Prospectus dated August 1, 1998
Quantitative Group of Funds

The following sentence replaces the third sentence under the subheading "Quantitative Growth and Income Fund" on page 10 of the Prospectus:

Fixed-income securities, unless rated BBB or higher by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc., may have some speculative characteristics.



4/23/99